Chinook Emerging Growth Fund


                                   PROSPECTUS

                                December 17, 2004



INVESTMENT OBJECTIVE:
Long-Term Capital Appreciation




4380 SW Macadam Ave
Suite 250
Portland, OR 97239

(800) 440-6895














     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           Page

RISK/RETURN SUMMARY...........................................................1
-------------------

FEES AND EXPENSES OF INVESTING IN THE FUND....................................6
------------------------------------------

HOW TO BUY SHARES.............................................................8
-----------------

HOW TO REDEEM SHARES.........................................................11
--------------------

DETERMINATION OF NET ASSET VALUE.............................................14
--------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................14
----------------------------------

MANAGEMENT OF THE FUND.......................................................16
----------------------

PRIVACY POLICY...............................................................18
--------------

FOR MORE INFORMATION.................................................BACK COVER

                                        4
2368776
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Chinook Emerging Growth Fund (the "Fund") is to provide long-term capital appreciation.

PRINCIPAL STRATEGIES

     The Fund invests primarily in common stocks of small-cap companies that the Fund's advisor, Chinook Capital Management, LLC, believes offer growth opportunities at a reasonable price. Small-cap companies selected generally will have total market capitalizations that do not exceed $2 billion. In determining whether to purchase a particular issuer's stock for the Fund's portfolio, the advisor assesses the growth prospects of the issuer and price of the stock, based on several qualitative and quantitative criteria including, but not limited to, any of the following:

          o    valuation of discounted cash flows
          o    rate of earnings growth
          o    level of profitability
          o    earnings quality
          o    market position
          o    size of the market in which the issuer competes
          o    management tenure, track record and credibility
          o    strength of balance sheet

     Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small-cap companies. This investment policy may not be changed except upon 60 days prior notice to shareholders. The Fund may invest up to 20% of its net assets in exchange-traded funds ("ETFs"), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.

     The Fund will not invest more than 5% of its assets in any one issuer. Certain market or industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. For example, the Fund may at times be overweighted in companies that provide health care, technology or consumer goods and services, although the sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not invest more than 25% of its net assets in any one sector, as determined based on standard industrial classification codes.

     The  Fund  employs  a  proprietary   quantitative   price  discipline  that
calculates daily sell limits based on each stock's cost basis and price volatility relative to that of the Russell 2000(R) Growth Index. The advisor generally relies on this pricing model to determine when to sell securities. The

Fund also may sell a security when the advisor's research indicates that the company's prospects have diminished or when the advisor believes that better investment opportunities are present.

     The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o GROWTH RISK. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund's advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

     o    SMALL  CAP  RISK.   To  the  extent   the  Fund   invests  in  smaller
          capitalization companies, the Fund will be subject to additional risks. These include:

          - The earnings and prospects of smaller companies are more volatile than larger companies.

          - Smaller companies may experience higher failure rates than do larger companies.

         - The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

         Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

     o VOLATILITY RISK. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. Similarly, the price of an ETF is given to similar volatility as the stocks contained in the index it represents. These volatilities affect the value of the Fund's shares.

     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

     o OPTION RISK. Options in the Fund's portfolio involve higher-risk and may subject the Fund to higher price volatility. See "Additional Information about the Fund's Strategies and Risks - Options."

     o SECTOR RISK. To the extent that the Fund focuses its investments in one or more economic sectors, factors affecting those sectors could affect Fund performance. For example, technology companies are subject to the risk that their products can quickly become obsolete.

     o Concentration Risk. The Fund's portfolio often will consist of larger positions in a fewer number of companies than other more broadly diversified mutual funds. In addition, the Fund may retain securities that appreciate in value, even if the position ultimately represents a large percentage of the Fund's total portfolio. The Fund will not concentrate more than 25% of its assets in any one industry. In determining industry classification, the advisor will rely on standard industry classifications, such as biotechnology, semiconductors or financial services. However, certain broad sectors are likely to be overweighted in the Fund's portfolio compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology, healthcare, financial services and consumer goods and services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

     o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     o THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

         The Fund may be suitable for:

          o Long-term investors seeking a fund with a growth investment strategy

          o Investors who can tolerate the risks associated with common stock investments

HOW HAS THE FUND PERFORMED IN THE PAST?

     The Fund recently commenced operations and, as a result, has no prior performance history. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor's emerging growth composite and by comparing its performance with a broad measure of market performance. The performance shown is the performance of all of the advisor's fully discretionary, separate accounts over $100,000 that are managed using the same small-cap growth strategy that the advisor will use to manage the Fund. The exclusion of accounts below this minimum amount would not make the composite performance shown materially misleading. The accounts have substantially similar investment objectives, policies and strategies to those of the Fund. These returns are compared to indices that are broad measures of market performance. The returns are calculated based on total return, including gains or losses plus income, after deducting all costs (including management fees) incurred by the accounts, and include reinvested dividends. The advisor calculated this information using guidelines other than the standard SEC guidelines. The private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely effected the performance results of the composite. Past performance of this composite is not necessarily indicative of the Fund's future results.

                        YEAR-BY-YEAR ANNUAL TOTAL RETURN
                     OF ADVISOR'S EMERGING GROWTH COMPOSITE
              (FOR THE YEARS ENDED DECEMBER 31, 1998 THROUGH 2003)

                                [CHART OMITTED]

                                1998  -   -4.8%
                                1999  -   30.2%
                                2000  -   28.5%
                                2001  -   10.5%
                                2002  -  -45.0%
                                2003  -   64.3%

*Total return for the nine months ended September 30, 2004 was 0.9%.

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE YEARS ENDED DECEMBER 31, 2003

----------------------------------- --------------- ------------- -------------- ----------------
                                        Past 1         Past 3        Past 5           Since
                                         Year          Years          Years         Inception
                                                                                     (1998)
----------------------------------- --------------- ------------- -------------- ----------------
----------------------------------- --------------- ------------- -------------- ----------------
Advisor's Emerging Growth Composite     64.3%           0.0%          10.8%           8.0%
----------------------------------- --------------- ------------- -------------- ----------------
----------------------------------- --------------- ------------- -------------- ----------------
Russell 2000 Growth Index*              48.6%           0.2%          2.2%            5.6%
----------------------------------- --------------- ------------- -------------- ----------------

R>
The Russell 2000(R) Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. The Russell 2000(R) Growth Index consists of those Russell 2000(R) Index companies with above average price-to-book ratios and forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases.........................NONE
Maximum Deferred Sales Charge (Load).....................................NONE
Redemption Fee l, 2.....................................................1.00%
Exchange Fee.............................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees........................................................1.35%
Distribution (12b-1) Fees3...............................................NONE
Other Expenses4.........................................................0.90%
Total Annual Fund Operating Expenses (Before Waiver)....................2.25%
Fee Waiver/Expense Reimbursement5.......................................0.40%
Net Expenses............................................................1.85%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.
2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
3 The Fund has adopted a 12b-1 Plan, which permits the Fund to pay up to 0.25% of its assets to the Fund's advisor as a shareholder servicing fee. The Plan provides that no 12b-1 fees will be paid by the Fund for the initial fiscal year ending November 30, 2005.
4  Based on estimated amounts for the initial fiscal year.
5 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the Fund's average daily net assets through November 30, 2006.

Example:
--------

     This Example is intended to help you compare the cost of investing in shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Fund operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and operating reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR           3 YEARS

                  $188             $624

ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

PRINCIPAL STRATEGIES

     Exchange  Traded  Funds  -  Exchange  traded  funds  ("ETFs")  include  S&P
     -----------------------
Depositary Receipts ("SPDRs"), S&P, Sector SPDRs, DIAMONDS, iShares, HOLDRS, and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.

     The Fund may invest up to 20% of its assets in various ETFs. To the extent the Fund invests in ETFs, the Fund is subject to the risks associated with the applicable index. Additionally, the Fund will invest in new exchange traded shares, as they become available. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. They also include special risks associated with the particular sector or countries in which the ETF invests.

     Options. The Fund may purchase put options and sell covered call options on
     -------
equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

     When the Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying security or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

     When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

         NON-PRINCIPAL STRATEGIES

     The investment objective of the Fund may be changed without shareholder approval upon at least 60 days' prior written notice to shareholders.

     From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in securities of money market funds, money market instruments, or short-term U.S. Government securities. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.


                                HOW TO BUY SHARES

Initial Purchase
----------------

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the shares of the Fund is $2,500, and subsequent investments are subject to a minimum of $100. The advisor may, in its sole discretion, waive these minimums for existing clients of the advisor and other related parties, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

     By Mail - To be in proper form, your initial purchase request must include:

          o    a  completed  and  signed  investment   application  form  (which
               accompanies this Prospectus);

          o a check (subject to the minimum amounts) made payable to the Fund; and

          o    the  initial   check   should  have  the  same   address  as  the
               application.

Mail the application and check to:

U.S.Mail:    Chinook Emerging Growth Fund
             c/o Unified Fund Services, Inc.
             P.O. Box 6110
             Indianapolis, Indiana 46206-6110

Overnight:   Chinook Emerging Growth Fund
             c/o Unified Fund Services, Inc.
             431 North Pennsylvania Street
             Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (800) 440-6895 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Huntington National Bank
         ABA #0440-0002-4
         Attn:  Chinook Emerging Growth Fund
         DDA #: 0189-2281159
         Account Name __________________ (write in shareholder name) For the Account # _____________ (write in account number)

     You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

         -your name
         -the name of your account(s)
         -your account number(s)
         -a check made payable to "Chinook Emerging Growth Fund"

     Checks should be sent to the Fund at the address listed under the heading "How To Buy Shares - By Mail" in this prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares - By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to long-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

DISTRIBUTION PLAN

     The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund can pay a fee to the advisor of up to 0.25% of the Fund's average daily net assets to help defray the cost of servicing Fund shareholders. The Board of Trustees has determined that no 12b-1 fees shall be paid to the advisor pursuant to the plan for the Fund's initial fiscal year ending November 30, 2005. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges.

OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent will not accept any third party checks, cashier checks, counter checks, travelers checks, money orders, or credit card checks. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature stamp guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.


                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:        Chinook Emerging Growth Fund
                  c/o Unified Fund Services, Inc.
                  P.O. Box 6110
                  Indianapolis, Indiana 46206-61109

Overnight:        Chinook Emerging Growth Fund
                  c/o Unified Fund Services, Inc.
                  431 North Pennsylvania Street
                  Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (800) 440-6895 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 440-6895. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (800) 440-6895. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

     Prohibition on Market Timing. The Fund is intended for long-term investors. Short-term market timers who engage in frequent trading into and out of the Fund can disrupt the Fund's investment strategy and generate additional transaction costs to Fund shareholders (such as increased brokerage and administrative costs). To discourage frequent purchases and redemptions and avoid hurting long-term shareholders who do not generate these costs, the Fund imposes a redemption fee of 1.00% on shares redeemed less than 30 days after they are purchased, which will be deducted from redemption proceeds. The Fund uses a "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. When you redeem shares subject to a redemption fee, the redemption fee is calculated on the net asset value attributable to your shares on the date of redemption, and is deducted from your redemption proceeds. The fee is retained by the Fund for the benefit of the remaining shareholders.

         The Fund may waive the redemption fee for:

          o mandatory withdrawals from retirement accounts and for its systematic withdrawal plan; and

          o    shares  purchased  with  reinvested   capital  gain  or  dividend
               distributions.

     If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before redeeming shares, please check with the Fund's transfer agent at (800) 440-6895 to determine if the fee waiver is available. Exceptions may be granted to shareholders at the sole discretion of the Fund's advisor due to changes in an investor's circumstances, such as death, or a change in the investor's asset allocation. No exceptions will be granted to persons believed by the Fund to be "market-timers."

     The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares. The Fund reserves the right to reject any purchase order, including those from persons believed by the Fund to be "market-timers."

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees. When pricing securities using the fair value guidelines adopted by the Board of Trustee, the Fund's advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund's advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the advisor's fair value methodology is inappropriate. The Fund's advisor will adjust the fair values assigned to securities in the Fund's portfolio, to the extent necessary, as soon as market prices become available. The advisor continually monitors and evaluate of the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund's portfolio.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

     TAXES. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. However, the 2003 Tax Act made certain changes in the taxation of "qualified dividend income" and long-term capital gains as discussed below. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

TYPE OF TRANSACTION                                        TAX STATUS
-------------------                                        ----------

Qualified dividend income                                  Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                  Ordinary income rate

Net long-term capital gain distributions                   Generally maximum 15% on non-corporate
                                                           taxpayers*

Sales of shares
(including redemptions) owned                              Gains taxed at generally maximum 15%
more than one year                                         on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                              Gains are taxed at the same rate as ordinary
for one year or less                                       income; losses are subject to special rules

         *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return. Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND

     Chinook Capital Management, LLC, 4380 SW Macadam Ave., Suite 250, Portland, OR 97239, serves as investment advisor to the Fund. The advisor has been providing portfolio management services to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trust, and other institutional investors since 1977. As of August 30, 2004 the advisor managed approximately $374 million in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

     For its advisory services, the advisor is paid a fee at the annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund's expenses so that its total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund through November 30, 2006.

     Portfolio Managers. The investment decisions for the Fund are made by Gregory Houser, Lantz Stringham and Grant Brown. Greg Houser, Chief Investment Officer of the advisor, has 33 years of investment experience and guides the overall investment strategy of the advisor. Greg holds the Chartered Financial Analyst designation and received a bachelor's degree in Business Administration from the University of Oregon in 1970 and an MBA in Finance from the University of California at Los Angeles in 1971. Greg has directed the advisor's emerging growth investment program since 1997.

     Lantz Stringham serves as senior equity analyst for the advisor and has 10 years' experience as an investment professional. Lantz joined the advisor in 2002 from RedChip Review, where he was a senior equity analyst concentrating on small- and micro-cap equity research. Lantz received a bachelor's degree in Finance from the University of Utah in 1995 and obtained his Chartered Financial Analyst designation in 2000.

     Grant Brown serves as an equity analyst for the advisor. Prior to joining the advisor, Grant was an analyst at a $1.1 billion hedge fund headquartered in San Francisco since 2001, where he concentrated in the technology and healthcare sectors. Prior to that time, Grant was an analyst at Credit Suisse First Boston with the mergers and acquisition group. Grant received a bachelor's degree in Industrial Engineering from Stanford University and is a Level III candidate for the Chartered Financial Analyst designation.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

          o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

          o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure, by the Fund, of its portfolio holdings. Annual and semi-annual reports will contain management's discussion of market conditions and investment strategies that significantly affect the Fund's performance results as of the Fund's future semiannual or annual periods.

     Call the Fund at (800) 440-6895 to request free copies of the SAI, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund from the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act #811-21237

                          CHINOOK EMERGING GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December __, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Chinook Emerging Growth Fund (the "Fund") dated December __, 2004. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 440-6895.

                                TABLE OF CONTENTS
                                                                          PAGE

DESCRIPTION OF THE TRUST AND FUND............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........3

INVESTMENT LIMITATIONS.......................................................9

INVESTMENT ADVISOR..........................................................11

TRUSTEES AND OFFICERS.......................................................12

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................15

DISCLOSURE OF PORTFOLIO HOLDINGS............................................16

PROXY VOTING POLICY.........................................................17

DETERMINATION OF NET ASSET VALUE............................................18

REDEMPTION IN-KIND..........................................................18

INVESTMENT PERFORMANCE......................................................19

STATUS AND TAXATION OF THE FUND.............................................20

CUSTODIAN...................................................................22

FUND SERVICES...............................................................22

ACCOUNTANTS.................................................................23

DISTRIBUTOR.................................................................23

DISTRIBUTION PLAN...........................................................23

FINANCIAL STATEMENTS........................................................24

DESCRIPTION OF THE TRUST AND FUND

     Chinook Emerging Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on September 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December __, 2004. The investment advisor to the Fund is Chinook Capital Management, LLC (the "Advisor").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Certificate of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This  section  contains  additional   information  regarding  some  of  the
investments the Fund may make and some of the techniques it may use.

     A. Equity  Securities.  Equity  securities  include common stock and common
        ------------------
stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     B. Convertible  Securities.  A convertible  security is a bond,  debenture,
        -----------------------
preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

     In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

     The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities  may be less  liquid  than the  market for  higher-rated  securities.

Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

     If the rating of a security by S&P or Moody's drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     C. Preferred Stock.  Preferred stock has a preference in liquidation  (and,
        ---------------
generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     D.   Exchange-Traded   Funds.   The  Fund  is   permitted   to   invest  in
          -----------------------
exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

     E.  Money  Market  Instruments.  The Fund may hold  cash or  invest in high
         --------------------------
quality money market instruments, including commercial paper of a U.S. or a non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

     F.  Derivatives  Transactions.  The Fund  may  utilize  various  investment
         -------------------------
strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     1. Options on Securities  Indices.  The Fund may purchase and sell call and
        ------------------------------
put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     2.  General  Characteristics  of  Options.  Put  options  and call  options
         -------------------------------------
typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic
Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     3.  Use  of  Segregated   and  Other  Special   Accounts.   Many  Strategic
         ---------------------------------------------------
Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

     G.  When-Issued and Delayed  Delivery  Transactions.  The Fund may buy debt
--------------------------------------------------------
securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

     In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.


INVESTMENT LIMITATIONS

     A.  Fundamental.  The  investment  limitations  described  below  have been
         -----------
adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  Senior  Securities.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  Loans.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration.  The Fund will not invest 40% or more of its total assets
        -------------
in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Industries in which the Fund may invest include technology, healthcare, financial services and consumer goods and services.

     8. Diversification.  With respect to 75% of its total assets, the Fund will
        ---------------
not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     B.  Non-Fundamental.  The  following  limitations  have been adopted by the
         ---------------
Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  Pledging.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.  The Fund will not purchase any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin Purchases.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Short Sales.  The Fund will not effect short sales of securities  except
        -----------
as described in the Prospectus or the Statement of Additional Information.

     5.  Options.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles except as described in the Prospectus or the Statement of Additional Information.

     6.  Illiquid  Securities.  The Fund will not purchase  illiquid  securities
         --------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

     7. Loans of Portfolio Securities. The Fund will not make loans of portfolio
        -----------------------------
securities.


INVESTMENT ADVISOR

     The Fund's Advisor is Chinook Capital Management, LLC, SW Macadam Ave., Suite 250, Portland, OR 97239. The investment decisions for the Fund are made by portfolio managers Gregory Houser, Lantz Stringham and Grant Brown. The Advisor is 100% employee-owned.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.85% of its average daily net assets for its initial fiscal year ending November 30, 2005.

     The Agreement was approved by the Trustees, including all of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees"), at an in-person meeting held on September 13, 2004. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including the Advisor's financial information, an investment questionnaire describing the Advisor's investment strategy, and Advisor's Form ADV Part II, which included a description of its business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading, and a representation from the Advisor that there are no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel.

     At the meeting, the Board met with a representative of the Advisor, who presented information to the Trustees about the firm, its portfolio managers and analysts, its investment philosophy, investment process and in-house research facilities, sell discipline, and the portfolio characteristics of its emerging growth composite. The Trustees considered that as of June 30th, the Advisor's emerging growth composite had outperformed its benchmark as of the year-to-date and for the one and five-year periods. The Trustees considered that the Advisor currently manages over $300 million in client assets using an investment process similar to the process that will be used to manage the Fund. The Board considered the fact that the advisory fee to be paid to the Advisor contains fee "breakpoints" that will decrease the advisory fee paid by the Fund as Fund assets grow. The Board also considered that the average total expense ratio for the Fund's peer group (e.g., small cap growth funds with $5-$20 million in assets) was 1.95%, and the Advisor has agreed to cap the Fund's expenses at a lower amount (e.g., 1.85%) for the first two years of operations.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "Chinook" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Chinook" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The  following  table  provides   information   regarding  the  Independent
Trustees.

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund   Principal Occupation During Past 5 Years and Other
Complex,** Term of Position with Trust                Directorships
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Independent Trustee, December 2002 to                 Advisors Trust since July 2002 and AmeriPrime Funds, since
present                                               1995. Trustee of CCMI Funds since June 2003. Trustee of Access
                                                      Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Advisors
Lead Independent Trustee, December 2002               Trust since November 2002 and AmeriPrime Funds since December
to present                                            2002. Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Trustee, December 2002 to present                     automotive equipment manufacturing company; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000. Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and AmeriPrime
                                                      Funds since December 2002.  Trustee of CCMI Funds since June
                                                      2003.
----------------------------------------------------- ----------------------------------------------------------------
* The address for each trustee is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and
Unified Series Trust. The Fund Complex currently consists of 30 series.

     The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees. The Audit Committee met four times for the year ended December 31, 2003.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.


----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund   Principal Occupation During Past 5 Years
Complex,** Term of Position with Trust                and Other Directorships
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and legal counsel
                                                      of The Webb Companies, a national real estate
Trustee, December 2002 to present                     company, from 2001 to present; Executive Vice President and
                                                      Director of The Webb Companies from 1990 to 2000; Director,
                                                      First State Financial, from 1998 to present; Director, Vice
                                                      President and legal counsel for The Traxx Companies, an owner and operator of convenience stores, from 1989 to present;
                                                      Trustee of AmeriPrime Advisors Trust and AmeriPrime Funds since
                                                      July 2002.  Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             Executive Vice President of Unified Fund Services, Inc., the
                                                      Fund's administrator, since June 2004; Senior Vice President
President, July 2004 to present                       of Unified Fund Services, Inc. April 2003 to June 2004; Senior
                                                      Vice President and Chief Information Officer of Unified
                                                      Financial Services since 1997.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Thomas G. Napurano (1941)                             Chief Financial Officer and Executive Vice President of
                                                      Unified Financial Services, Inc., the parent company of the
Chief Financial Officer and Treasurer, December       Trust's administrator and Distributor; Director, Unified
2002 to present                                       Financial Services, Inc., from 1989 to March 2002.  CFO of
                                                      AmeriPrime Advisors Trust
                                                      since October 2002 and
                                                      AmeriPrime Funds since
                                                      October 2002. CFO of CCMI
                                                      Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------

                                      -13-

----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President Fund Administration, Unified Fund Services,
                                                      Inc., the Trust's administrator, December 2003 to present;
Secretary, September 2004 to present                  Assistant Vice President, US Bancorp Fund Services LLC, 2000
                                                      to December 2003, Trust Officer 1998 to 2000
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chairman - September  2004 to present, Unified Financial
                                                      Securities, Inc. the parent company of the Trust's
Chief Compliance Officer, September 2004 to present   administrator and Distributor, Chief Compliance Officer - 2000
                                                      to September 2004,  President and Chief Compliance Officer -
                                                      1997 to present; Director of Compliance, Unified Fund
                                                      Services, Inc. the Trust's administrator, October 2003 to
                                                      September 2004.
----------------------------------------------------- ----------------------------------------------------------------

     * The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.

     ** Fund Complex refers to AmeriPrime  Advisors Trust,  AmeriPrime Funds and
Unified Series Trust. The Fund Complex currently consists of 30 series.

     *** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.


     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2003.

-------------------------------------- ----------------------------------- -----------------------------------------
                                                                           Aggregate Dollar Range of Shares of All
                                                                                Funds Within the Fund Complex*
               Trustee                    Dollar Range of Fund Shares
-------------------------------------- ----------------------------------- -----------------------------------------
-------------------------------------- ----------------------------------- -----------------------------------------
Gary E. Hippenstiel                                   None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
-------------------------------------- ----------------------------------- -----------------------------------------
Ronald Tritschler                                     None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
-------------------------------------- ----------------------------------- -----------------------------------------
Stephen Little                                        None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
-------------------------------------- ----------------------------------- -----------------------------------------
Daniel Condon                                         None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
          * The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime
Advisors Trust and the Trust.

Set forth below are estimates of the annual compensation to be paid to the Trustees by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis, assuming that there are 30 series in the Fund Complex. Trustee fees and expenses of the Trust are Fund Complex expenses and each series, including the Fund, incurs its pro rata share of expenses based on the number of series in the Fund Complex. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Fund Complex.

==================================== =================== =================== =================== ======================
                                         Aggregate           Pension or       Estimated Annual    Total Compensation
                                        Compensation         Retirement        Benefits Upon      from Trust and Fund
       Independent Trustees            from Each Fund     Benefits Accrued       Retirement            Complex*
                                                          As Part of Fund
                                                              Expenses
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Gary E. Hippenstiel, Trustee and           $1,241                $0                  $0                 $36,000
Chairman of the Audit Committee
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Stephen A. Little, Trustee                 $1,241                $0                  $0                 $36,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Daniel Condon, Trustee                      $828                 $0                  $0                 $24,000

------------------------------------ ------------------- ------------------- ------------------- ----------------------
==================================== =================== =================== =================== ======================
                                         Aggregate           Pension or       Estimated Annual    Total Compensation
   Non-Independent Trustees and         Compensation         Retirement        Benefits Upon      from Trust and Fund
             Officers                  from Each Fund     Benefits Accrued       Retirement            Complex*
                                                          As Part of Fund
                                                              Expenses
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Ronald C. Tritschler, Trustee               $828                 $0                  $0                 $24,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Thomas G. Napurano, CFO and                  $0                  $0                  $0                   $0
Treasurer
------------------------------------ ------------------- ------------------- ------------------- ----------------------
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Anthony Ghoston, President and CEO           $0                  $0                  $0                   $0
==================================== =================== =================== =================== ======================
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Freddie Jacobs, Secretary                    $0                  $0                  $0                   $0
==================================== =================== =================== =================== ======================
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Lynn Wood, Chief Compliance Officer        $4,167                $0                  $0                $125,000
==================================== =================== =================== =================== ======================

    * Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and
    Unified Series Trust. The Fund Complex currently consists of 30 series.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. Advisor may receive numerous research reports and news services that allow Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

     The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

DISCLOSURE OF PORTFOLIO HOLDINGS

     In accordance with regulatory requirements, the Fund includes a summary of its portfolio holdings in its annual and semi-annual reports to shareholders on Form N-CSR. The Fund also files a complete portfolio holdings schedule with the SEC semi-annually on Form N-Q. A copy of the complete schedule of portfolio holdings filed with the SEC will be provided to any shareholder of the Fund at any time, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the category in which the requesting shareholder falls (i.e., regardless of whether the shareholder is an individual or institutional investor). The information disclosed will be current only up to the date that it was filed with the SEC.

     From time to time, the Fund may disclose its portfolio holdings to third-parties who provide services to the Fund if such information is necessary to the provision of the services (e.g., to a rating agency for use in developing a rating). When made, such disclosures will be made subject to a requirement that the service provider keeps such information confidential. In addition, the Fund will prohibit the service provider from trading in the Fund's shares while in possession of such information.

     The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio securities without the specific approval of the Board. Except as provided above, the Fund has not entered into any arrangements with any person to disclose its portfolio holdings. The Fund's Advisor will submit any arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine that it is in the best interest of Fund shareholders.

     In addition, the Fund's policies and procedures prohibit the Advisor or any other affiliated person from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

PROXY VOTING POLICY

     The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.

     The Advisor has engaged Institutional Shareholder Services (ISS) to provide independent, expert opinions on corporate governance and other proxy issues and to vote the Fund's proxies accordingly. ISS is not affiliated with the Advisor. The Advisor reviewed and approved the ISS Proxy Voting Guidelines to ensure that such Guidelines comply with the requirements of the 1940 Act, and that ISS has the capacity and competency to adequately analyze proxy issues and vote proxies in an impartial manner that is in the best interest of the Fund's shareholders. As a brief summary, the ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company's long-term performance compared to an index, and whether a majority of the directors would be independent from management. In most instances, the Advisor's Proxy Committee members will vote in accordance with the ISS Guidelines. However, the Advisor's proxy voting policy provides that, in the event a majority of the Proxy Committee members disagree with a particular ISS recommendation, the proxy voting decision will be made by Advisor's Chief Investment Officer. Pursuant to the Policy adopted by the Trust, in the event that a conflict of interest arises between the Advisor or its affiliates and the Fund with respect to any proxy, the Advisor is required to disclose the conflict to the Board of Trustees and, thereafter, vote the proxy in accordance with the Board's instructions.

     The Advisor reviews the conflict policies and procedures of ISS on an ongoing basis to ensure that its proxy voting advice remains independent from products and services it offers to issuers.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling (800) 440-6895 to request a copy from the Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Proxy Voting Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees.

     Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemptions." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Fund also may advertise its after-tax performance information. After-tax performance information is calculated on pre-liquidation and post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulae:

1. Average Annual Total Return (After Taxes on Distributions):

       P(1+T)n = ATVd

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                       distributions).
                  n        =        number of years
                  ATVd     =        ending value, after taxes on fund
                                    distribution but not after taxes
                                    on redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2. Average Annual Total Return (After Taxes on Distributions and Redemption):

       P(1+T)n = ATVdr

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                       distributions).
                  n        =        number of years
                  ATVdr    =        ending value, after taxes on fund
                                    distributions and redemptions,
                                    at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that any sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. Because the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

STATUS AND TAXATION OF THE FUND

     The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

          o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

          o Diversify its investments in securities within certain statutory limits; and

          o    Distribute  annually  to its  shareholders  at  least  90% of its
               investment  company  taxable  income   (generally,   taxable  net
               investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. Certain Trustees and officers of the Trust are members of management of Unified and/or shareholders of the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).


ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending November 30, 2005. Cohen McCurdy will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. Certain Trustees and officers of the Trust are employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 13, 2004 called for the purpose of, among other things, voting on such Plan.

     The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the "Recipient") shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). The Plan provides that no 12b-1 fees will be paid by the Fund to either the Advisor or any Recipient for the Fund's initial fiscal year. The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.


FINANCIAL STATEMENTS

     The Fund recently commenced operations and, as a result, has no financial statements.